U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.



                                 FORM 8-K
                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                              January 6, 1998
                    (Date of earliest event reported)



                            ENSERCH Corporation
          (Exact name of Registrant as specified in its charter)




           Texas                       1-3183            75-0399066
(State or other jurisdiction        (Commission       (I.R.S.  Employer
     of incorporation)              File Number)      Identification No.)




                    1601 Bryan Street, Dallas, Texas            75201
               (Address of principal executive offices)        (Zip Code)



   Registrant's telephone number, including Area Code:        214-812-4600

Item 7.  Financial Statements and Schedules

(b) Pro Forma Financial Information


   The following unaudited pro forma statements of income gives effect to:
(1) the August 1997 distribution by ENSERCH Corporation (ENSERCH) to its common shareholders of its interest in its subsidiaries Enserch Exploration, Inc. (EEX) and Lone Star Energy Plant Operations, Inc. (LSEPO) prior to the merger of ENSERCH with Texas Utilities Company (TUC) on August 5, 1997 (the Distribution); and, (2) push down accounting of purchase accounting adjustments, including amortization of goodwill, from TUC as a result of the merger being accounted for as a purchase (Purchase Adjustments). The unaudited pro forma statements of income for the nine months ended
September 30, 1997 and the year ended December 31, 1996 assume the Distribution and Purchase Adjustments occurred at the beginning of each period presented.

   The unaudited pro forma statements of income are not necessarily indicative of the financial results that would have been realized had the Distribution and Purchase Adjustments occurred on the indicated dates, nor are they necessarily indicative of future financial results.

                                                         ENSERCH CORPORATION
                                                (A WHOLLY OWNED SUBSIDIARY OF TEXAS UTILITIES COMPANY)
                                                UNAUDITED PRO FORMA STATEMENT OF INCOME
                                                  NINE MONTHS ENDED SEPTEMBER 30, 1997



                                                  Period From January 1, 1997 to Acquisition Date      Period From   Pro Forma
                                       --------------------------------------------------------------  Acquisition  Nine Months
                                                         Remove     Business                             Date to      Ended
                                              As      Discontinued   Merged     Pro Forma               Sept. 30     Sept. 30
                                           Reported   Operations    With TUC  Adjustments  Pro Forma      1997         1997
                                        ------------ -----------  -----------  ----------- ----------  ----------- -----------
                                                                               (In thousands)

Operating Revenues                        $1,437,704  $(159,547)  $1,278,157  $            $1,278,157    $276,651   $1,554,808

Operating Expenses
 Gas purchase                                914,249     27,377      941,626    (6,694)(a)    934,932     203,754    1,138,686
 Operating expenses                          263,886    (57,699)     206,187    (3,858)(b)    202,329      58,878      261,207
 Depreciation and amortization               526,087   (492,394)      33,693    11,686 (c)     45,379      12,594       57,973
 Taxes other than income                      58,585    (12,227)      46,358                   46,358       8,354       54,712
                                          ----------  ---------   ----------  --------     ----------   ---------   ----------
   Total operating expenses                1,762,807   (534,943)   1,227,864     1,134      1,228,998     283,580    1,512,578
                                          ----------  ---------   ----------  --------     ----------   ---------   ----------
Operating Income (Loss)                     (325,103)   375,396       50,293    (1,134)        49,159      (6,929)      42,230
Merger Related Expenses                      (25,135)                (25,135)   25,135 (d)
Other Income and (Deductions) - Net             (708)        98         (610)   (2,663)(e)     (3,273)         11       (3,262)
Interest Charges                             (59,346)    14,809      (44,537)      223 (f)    (44,314)    (13,058)     (57,372)
                                          ----------  ---------   ----------  --------     ----------    --------   ----------
Income (Loss) Before Income Taxes
   and Minority Interest                    (410,292)   390,303      (19,989)   21,561          1,572     (19,976)     (18,404)
Income Taxes (Benefit)                      (141,841)   137,229       (4,612)    6,790 (g)      2,178      (6,198)      (4,020)
Minority Interest                            (38,142)    38,142
                                          ----------  ---------   ----------  --------     ----------    --------   ----------
Income (Loss) From Continuing
  Operations                                (230,309)   214,932      (15,377)   14,771           (606)    (13,778)     (14,384)
Income (Loss) From Discontinued
  Operations                                  (9,759)     9,759
                                          ----------  ---------   ----------  --------     ----------    --------   ----------

Consolidated Net Income (Loss)              (240,068)   224,691      (15,377)   14,771           (606)    (13,778)     (14,384)
Preferred Stock Dividends                      6,725                   6,725                    6,725       1,878        8,603
                                          ----------  ---------   ----------  --------     ----------    --------   ----------
Consolidated Net Income (Loss)
  Available for Common Stock              $ (246,793) $ 224,691   $  (22,102) $ 14,771     $   (7,331)   $(15,656) $   (22,987)
                                          ==========  =========   ==========  ========     ==========    ========   ==========

See Notes to Unaudited Pro Forma Statements of Income.


                                                                    ENSERCH CORPORATION
                                                     (A WHOLLY OWNED SUBSIDIARY OF TEXAS UTILITIES COMPANY)
                                                             UNAUDITED PRO FORMA STATEMENT OF INCOME
                                                                  YEAR ENDED DECEMBER 31, 1996


                                                                     Year Ended December 31, 1996
                                                  -------------------------------------------------------------------
                                                                 Remove       Business
                                                     As       Discontinued     Merged        Pro Forma
                                                   Reported     Operations    With TUC      Adjustments   Pro Forma
                                                  ----------  ------------   -----------   ------------  -----------
                                                                         (In thousands)

Operating Revenues                                $2,142,625    $(248,365)   $1,894,260     $ (5,286)(e)  $1,888,974

Operating Expenses
 Gas purchase                                      1,227,916       88,218     1,316,134        2,246 (a)   1,318,380
 Operating expenses                                  465,078     (125,627)      339,451       (9,335)(b)     330,116
 Merger related expenses                               4,235                      4,235       (4,235)(d)
 Depreciation and amortization                       204,845     (151,044)       53,801       19,647 (c)      73,448
 Taxes other than income                              94,231      (23,834)       70,397                       70,397
                                                  ----------    ---------    ----------     --------      ----------
     Total operating expenses                      1,996,305     (212,287)    1,784,018        8,323       1,792,341
                                                  ----------    ---------    ----------     --------      ----------
Operating Income (Loss)                              146,320      (36,078)      110,242      (13,609)         96,633
Merger Related Expenses                               (6,790)                    (6,790)       6,790 (d)
Other Income and (Deductions) - Net                   (4,432)      (2,292)       (6,724)         927 (e)      (5,797)
Interest Charges                                     (94,870)      18,170       (76,700)         383 (f)     (76,317)
                                                  ----------    ---------    ----------     --------      ----------
Income (Loss) Before Income Taxes
   and Minority Interest                              40,228      (20,200)       20,028       (5,509)         14,519
Income Taxes (Benefit)                                15,738       (5,461)       10,277        2,847 (g)      13,124
Minority Interest                                      1,792       (1,792)
                                                  ----------    ---------    ----------     --------      ----------
Income (Loss) From Continuing
  Operations                                          22,698      (12,947)        9,751       (8,356)          1,395
Income (Loss) From Discontinued
  Operations                                          (1,560)       1,560
Extraordinary Loss on Extinguishment
  of Debt                                             (2,096)                    (2,096)       2,096 (d)
                                                  ----------    ---------    ----------     --------      ----------

Consolidated Net Income (Loss)                        19,042      (11,387)        7,655       (6,260)          1,395
Preferred Stock Dividends                             11,339                     11,339                       11,339
                                                  ----------    ---------    ----------     --------      ----------
Consolidated Net Income (Loss) Available
   for Common Stock                               $    7,703     $(11,387)    $  (3,684)    $ (6,260)     $   (9,944)
                                                  ==========    =========     =========     ========      ==========

See Notes to Unaudited Pro Forma Statements of Income.

                             ENSERCH CORPORATION
               NOTES TO UNAUDITED PRO FORMA STATEMENTS OF INCOME



The pro forma adjustments reflect the estimated effects resulting from purchase accounting adjustments to record assets acquired and liabilities assumed at fair value as of August 5, 1997, the date of the merger with Texas Utilities Company (TUC). Pro Forma adjustments were made to perform the following:


(a) Record gas marketing activities on mark-to-market accounting method.

(b) Reduce pension and other post retirement benefit costs and other expenses for which liabilities were provided at the acquisition date.

(c) Record amortization of goodwill.

(d) Eliminate costs associated with the merger with TUC and the Distribution of EEX and LSEPO.

(e) Record adjustments to reflect sales of interests in and fair value of cogeneration partnerships.

(f) Record amortization of the adjustment to long-term debt.

(g) Provide taxes on taxable pro forma adjustments at the statutory tax rate.

                                     SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ENSERCH Corporation


Date: January 6, 1998                   By:  /s/ Jerry W. Pinkerton
                                            -----------------------------
                                                 Jerry W. Pinkerton
                                            Vice President and Controller